Exhibit 99.1

Dragonfly Energy Reports Financial and Operating Results for the First Nine Months of 2022

Successful completion of business combination; Shares commenced trading on Nasdaq Exchange

RENO, NEVADA (November 14, 2022) — Dragonfly Energy Holdings Corp. (f/k/a Chardan NexTech Acquisition 2 Corp. or “CNTQ”) (Nasdaq: DFLI) (“Dragonfly Energy”), an industry leader in energy storage and producer of deep cycle lithium-ion storage batteries, announced it has released financial and operating results for Dragonfly Energy Corp. for the first nine months of 2022. The unaudited condensed consolidated financial statements of Dragonfly Energy Corp. and additional information, including updated pro forma information, can be found in Dragonfly Energy’s Current Report on Form 8-K/A, filed with the Securities and Exchange Commission today, November 14, 2022 (the “Form 8-K”). This earnings release should be read together with the information contained in the Form 8-K.

Select Year-to-Date Operational Highlights

•	Completed business combination on October 7th with CNTQ and commenced trading on the Nasdaq under the ticker “DFLI” on October 10th.

•	In July 2022, Dragonfly Energy announced it had entered into a non-binding letter of intent for Aqua Metals to supply commercial quantities of lithium hydroxide to Dragonfly Energy, as well as providing battery recycling services

•	In July 2022, Thor Industries announced it had formed a strategic partnership with Dragonfly Energy, including an investment of $15 million.

•	Earlier this year, Dragonfly Energy announced Bruker Clean Technology Research would be installing an in-house research facility for the company, dedicated to lithium and next-generation solid-state battery optimization.

•	Earlier this year, Dragonfly Energy announced it acquired the assets and intellectual property of Wakespeed Offshore, providing the company the ability to offer complete alternator-connected systems for marine and RV markets. In October, Dragonfly Energy launched a new website, re-branding and mobile app for the Wakespeed brand.

•	At the start of 2022, Dragonfly Energy announced it had entered into an exclusive agreement to provide Dragonfly Energy batteries as standard or optional OEM equipment on Keystone RV travel trailers and fifth-wheels.

“Our first earnings report as a public company represents an important milestone for Dragonfly Energy as a new publicly traded company,” said Denis Phares, CEO of Dragonfly Energy. “We are uniquely positioned to deliver value in a market that is incredibly important to our society’s energy needs. We’re proud to have demonstrated consistent growth since our inception, even in this challenging economy. In the coming quarters, we will update the market on our progress as we continue the growth of our core business and continue to make ongoing strides in our exciting solid-state battery development efforts, as part of our ultimate goal of revolutionizing grid storage.”

About Dragonfly

Dragonfly Energy Holdings Corp. (Nasdaq: DFLI) headquartered in Reno, Nevada, is a leading supplier of deep cycle lithium-ion batteries. Dragonfly’s research and development initiatives are revolutionizing the energy storage industry through innovative technologies and manufacturing processes. Today, Dragonfly’s non-toxic deep cycle lithium-ion batteries are displacing lead-acid batteries across a wide range of end-markets, including RVs, marine vessels, off-grid installations, and other storage applications. Dragonfly is also focused on delivering an energy storage solution to enable a more sustainable and reliable smart grid through the future deployment of the Company’s proprietary and patented solid-state cell technology. To learn more, visit www.dragonflyenergy.com/investors.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding the Company’s future results of operations and financial position, planned products and services, business strategy and plans, market size and growth opportunities, competitive position and technological and market trends. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. These forward-looking statements are subject to risks, uncertainties, and other factors (some of which are beyond the Company’s control) which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may impact such forward-looking statements include, but are not limited to: the Company’s ability to recognize the anticipated benefits of the of the Company’s recent business combination with Chardan NexTech Acquisition 2 Corp. and related transactions; the Company’s ability to successfully increase market penetration into target markets; the growth of the addressable markets that the Company intends to target; the Company’s ability to retain members of its senior management team and other key personnel; the Company’s ability to maintain relationships with key suppliers including suppliers in China; the Company’s ability to maintain relationships with key customers; the Company’s ability to access capital as and when needed under its $150 million ChEF Equity Facility; the Company’s ability to protect its patents and other intellectual property; the Company’s ability to successfully optimize solid state cells and to produce commercially viable solid state cells in a timely manner or at all, and to scale to mass production; the Company’s ability to achieve the anticipated benefits of its customer arrangements with THOR Industries and THOR Industries’ affiliated brands (including Keystone RV Company); the impact of the coronavirus disease pandemic, including any mutations or variants thereof and/or the Russian/Ukrainian conflict; the Company’s ability to generate revenue from future product sales and its ability to achieve and maintain profitability; and the Company’s ability to compete with other manufacturers in the industry and its ability to engage target customers and successfully convert these customers into meaningful orders in the future. These and other risks and uncertainties are described more fully in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Registration Statement on Form S-4 relating to the business combination declared effective by the U.S. Securities and Exchange Commission the (“SEC”) on September 16, 2022, in the Company’s Current Report on Form 8-K filed with the SEC on October 7, 2022, as amended by the Amendment No. 1 to the Current Report on Form 8-K/A filed with the SEC on October 12, 2022 and the Amendment No. 2 to the Current Report on Form 8-K/A filed with the SEC on November 14, 2022, and in the Company’s subsequent filings with the SEC.

If any of these risks materialize or any of the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that it currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. All forward-looking statements contained in this press release speak only as of the date they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Dragonfly Contacts:

Investor Relations

Sioban Hickie, ICR, Inc.

DragonflyIR@icrinc.com